EXHIBIT 21.1

Subsidiaries of the Registrant

Name	State of incorporation
ACC Holding, LLC.	Georgia
ACC Funding One, Inc.	Nevada
ACC Funding Two, Inc.	Nevada
ACC Funding Three, Inc.	Nevada
Bluestem Holdings, LLC(1)	Delaware
Card Services, Inc.	Georgia
CAR Financial Services, Inc.	Georgia
CAR Funding, Inc.	Nevada
Card Receivables FS, Inc.	Nevada
CARDS, LLC	South Carolina
CARDS Credit Services, LLC	South Carolina
CARS Acquisition, LLC	Georgia
CCRT International Holdings, B.V.	Amsterdam and Netherlands
CCRT International Holdings II, B.V.	Amsterdam and Netherlands
CCUK Holdings Limited	United Kingdom
CFC, LLC	Nevada
CL Holdings, LLC	Georgia
CompuCredit Acquisition Corporation	Nevada
CompuCredit Acquisition Corporation II	Nevada
CompuCredit Acquisition Corporation III	Nevada
CompuCredit Acquisition Funding Corp.	Nevada
CompuCredit Acquisition Funding Corp. III	Nevada
CompuCredit Funding Corp.	Nevada
CompuCredit Funding Corp. III	Nevada
CompuCredit Intellectual Property Holdings Corp. II	Nevada
CompuCredit International Acquisition Corporation	Nevada
CompuCredit International Servicing, LLC	Georgia
CompuCredit International Ventures, Inc.	Nevada
CompuCredit Reinsurance Ltd.	Turks and Caicos Islands
CompuCredit Services Corporation	Nevada
CompuCredit UK Limited	United Kingdom
Conductor, LLC	Nevada
Consumer Auto Receivables, LLC	Georgia
Cottonwood Acquisition, LLC	Nevada
Creditlogistics, LLC	Georgia
Creditlogistics India Private Limited	India
CSC Acquisition, LLC	Nevada
CSG Funding, LLC	Delaware
CSG, LLC(2)	Delaware
Dakota Funding, LCC	Nevada
Direct MicroLending, LLC	Georgia
Direct MicroLoans, LLC	Georgia
Domain Name Acquisitions, LLC	Georgia

Name	State of incorporation
Embarcadero, LLC	Nevada
Embarcadero Holdings LLC(3)	Delaware
Fingerhut Receivables, Inc.	Delaware
FMT Services, Inc.	Nevada
Fortiva, LLC	Georgia
G£T CASH! Limited	United Kingdom
Goldenrod Funding, LLC	Nevada
JC International Acquisition Corporation	Nevada
Jefferson Capital Card Services, LLC	Georgia
Jefferson Capital Systems, LLC	Georgia
JJG, LLC	Georgia
JRAS, LLC(4)	Georgia
JRAS of Alabama, LLC	Georgia
JRAS of Florida, LLC	Georgia
JRAS of Tennessee, LLC	Georgia
JRAS Leasing, LLC	Georgia
Liberty Acquisition, Inc.	Georgia
Majestic Capital Holdings, LLC	Georgia
MEM Capital Limited(5)	United Kingdom
MEM Consumer Finance Australia Proprietary Limited(13)	Australia
MEM Consumer Finance Limited(12)	United Kingdom
MEM Holdings Limited (8)	United Kingdom
MEM Telecommunications Limited(11)	United Kingdom
Miramar Servicing, LLC	Georgia
Partridge Funding Corporation	Nevada
Perimeter Investment Solutions, LLC	Georgia
PML Wireless, LLC	Georgia
Purpose Acquisitions Company Limited(9)	United Kingdom
Purpose Insurance, LLC	Georgia
Purpose Solutions LLC	Georgia
Purpose UK Holdings Limited(6)	United Kingdom
Rentassured Limited(10)	United Kingdom
Rushmore Acquisition, LLC	Nevada
Sixth Level Holdings, LLC	Georgia
Southern Crescent Finance, LLC	Georgia
True Capital, LLC	Georgia
True Funding, LLC	Georgia
True Financial Services, LP	Texas
Upstar Financial, LLC	Georgia
Valued Services, LLC	Georgia
Valued Services Acquisitions Company, LLC	Georgia

Name	State of incorporation
Valued Services Investments, LLC	Georgia
Valued Services Joint Venture, LLC	Georgia
Valued Services Management, LLC	Georgia
Valued Services UK Limited(7)	United Kingdom
Valued Services of Alabama, LLC	Georgia
Valued Services of Anozira, LLC	Georgia
Valued Services of Arkansas, LLC	Georgia
Valued Services of Colorado, LLC	Georgia
Valued Services of Florida, LLC	Georgia
Valued Services of Georgia, LLC	Georgia
Valued Services of Kentucky, LLC	Georgia
Valued Services of Louisiana, LLC	Georgia
Valued Services of Michigan, LLC	Georgia
Valued Services of Mississippi, LLC	Georgia
Valued Services of Nevada, LLC	Georgia
Valued Services of North Carolina, LLC	Georgia
Valued Services of Ohio, LLC	Georgia
Valued Services of Oklahoma, LLC	Georgia
Valued Services of South Carolina, LLC	Georgia
Valued Services of Tennessee, LLC	Georgia
Valued Services of Texas, LLC	Georgia
Valued Services of Texas, LP	Texas
Valued Services of Virginia, LLC	Georgia
Valued Services of West Virginia, LLC	Georgia
Valued Services of Wisconsin, LLC	Georgia
VS Financial of Arkansas, LLC	Georgia
VS Financial Services, LLC	Georgia
VS of Arkansas, LLC	Georgia
VS of Florida, LLC	Georgia
VS of North Carolina, LLC	Georgia
VS of Ohio, LLC	Georgia
VS of South Carolina, LLC	Georgia
VS of West Virginia, LLC	Georgia
Valued Services VFS, LLC	Georgia

(1)	The Company owns a 75.1% interest in Bluestem Holdings, LLC.
(2)	The Company owns a 61.25% interest in CSG, LLC.
(3)	The Company owns a 62.5% interest in Embarcadero Holdings, LLC.
(4)	The Company owns a 91.0% interest in JRAS, LLC.
(5)	The Company owns a 69.6% interest in MEM Capital Limited.
(6)	The Company owns a 91.6% interest in Purpose UK Holdings Limited.
(7)	The Company owns a 91.4% interest in Valued Services UK Limited.
(8)	The Company owns a 69.6% interest in MEM Holdings Limited.
(9)	The Company owns a 69.6% interest in Purpose Acquisition Company Limited.
(10)	The Company owns a 69.6% interest in Rentassured Limited.
(11)	The Company owns a 69.6% interest in MEM Telecommunications Limited.
(12)	The Company owns a 69.6% interest in MEM Telecommunications Limited.
(13)	The Company owns a 69.6% interest in MEM Telecommunications Limited.
*All owenership percentages are stated as of the date of filing